SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 15, 2005
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                            CROSSROADS SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



            Delaware                     000-30362               74-2846643
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  (State of Other Jurisdiction     (Commission File Number)   (IRS Employer
        of Incorporation)                                   Identification No.)



            8300 North MoPac Expressway, Austin, Texas                78759
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            (Address of Principal Executive Offices)                (Zip Code)


(Registrant's Telephone Number, Including Area Code)   (512) 349-0300



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement.

(a) On February 15, 2005, Crossroads Systems, Inc. and Valerie H. Savage entered into a Consulting Agreement regarding Ms. Savage's consulting services arrangement with Crossroads, which is described further in Item 5.02 below. Pursuant to this agreement, Crossroads offered and Ms. Savage accepted the position of Interim Chief Financial Officer and the agreement includes the terms of her consulting services.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On February 15, 2005, Crossroads Systems, Inc. appointed Valerie H. Savage, 48, as its Interim Chief Financial Officer. Ms. Savage will also serve as Crossroads' principal financial officer and principal accounting officer. Pursuant to a Consulting Agreement, Ms. Savage will continue to provide consulting services until termination, as provided under the agreement.

         Ms. Savage has served as an independent business consultant to several private and public companies since June 2000. Ms. Savage served as Vice President, Worldwide Client Services for drkoop.com, Inc. from January 2000 to June 2000, and as Associate Vice President, Investor Relations from February 1999 to January 2000. From November 1998 to February 1999, Ms. Savage served as Chief Financial Officer for Ki-Soft, Inc., a privately held enterprise software company. From March 1996 to November 1998, Ms. Savage served as Investor Relations Officer for IntelliQuest Information Group, Inc. From January 1989 to March 1996, Ms. Savage served as an independent business consultant. From December 1986 to December 1988, Ms. Savage served as Financial Analyst to Kallestad Diagnostics. From November 1985 to December 1986, Ms. Savage was a partner in a corporate services firm. From September 1982 to November 1985, Ms. Savage served on the audit staff of Touche Ross & Co. Ms. Savage holds a B.S. in accounting from the University of Texas at Dallas and is a Certified Public Accountant.


Item 9.01         Financial Statements and Exhibits.

(c)           Exhibits

10.01 Consulting Agreement by and between the Registrant and Valerie H. Savage.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CROSSROADS SYSTEMS, INC.



Dated:  February 17, 2005                By: /s/ Rob Sims
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                                                 Bob Sims
                                                 President and Chief
                                                 Executive Officer